Filed pursuant to Rule 497(e)
Registration Nos. 002-63023; 811-02884

BARRETT OPPORTUNITY FUND, INC.

Supplement dated February 11, 2016
to the
Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2015

Effective February 1, 2016, Mr. John G. Youngman has been added as a Co-Portfolio Manager of the Fund.  Accordingly, the Prospectus and SAI are revised as described below.

Prospectus

The sub-section entitled “Summary Section—Management—Portfolio Managers” is revised as follows:

Portfolio managers: Robert J. Milnamow, President and Chief Investment Officer, joined the Adviser in 2003.  Mr. Milnamow has served as a portfolio manager of the Fund since 2006.  E. Wells Beck, CFA, Managing Director and Director of Research, joined the Adviser in 2006.  Mr. Beck has served as a portfolio manager of the Fund since April 2010.  John G. Youngman, Managing Director, joined the Adviser in 2010.  Mr. Youngman has served as the Chief Financial Officer and Treasurer of the Fund since 2011 and as portfolio manager of the Fund since February, 2016.

The sub-section entitled “More on Fund Management—Portfolio Managers” is revised as follows:

Robert J. Milnamow, E. Wells Beck, CFA, and John G. Youngman of Barrett Asset Management are responsible for the day-to-day management of the Fund.

Mr. Youngman is a Managing Director of Barrett Asset Management.  Mr. Youngman is a graduate of Middlebury College where he received a B.A. in English with a concentration in Economics and Investments.  He began his career in 1991 as a Registered Representative at Kidder, Peabody & Co. where he spent four years working with and providing investment advice to high-net worth individuals, families and institutions.  Mr. Youngman joined Barrett Associates, Barrett Asset Management’s predecessor firm in the spring of 2010.  Prior to joining Barrett he was a Managing Director and CFO at Griffin Asset Management where over a fifteen year period he developed his reputation as a financial problem solver.  Mr. Youngman is a former Director of Composite Materials, LLC.

SAI

The sub-section entitled “Portfolio Manager Disclosure – Portfolio Managers” is revised as follows:

Portfolio Managers

The following table shows information regarding other accounts managed by each portfolio manager of the Fund, as of August 31, 2015.  The portfolio managers manage no accounts with respect to which the advisory fee is based on the performance of the account.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

E. Wells Beck
Other Registered Investment Companies	1	$18,734,125	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	103	$161,219,476	0	$0

Robert J. Milnamow
Other Registered Investment Companies	1	$18,734,125	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	66	$150,190,215	0	$0

John G. Youngman*
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	111	$166,639,299	0	$0

*	Assets and amounts for Mr. Youngman are as of December 31, 2015.

The sub-section entitled “Portfolio Manager Disclosure – Portfolio Manager Compensation” is revised as follows:

Portfolio Manager Compensation

Barrett Asset Management compensates Mr. Milnamow, Mr. Beck and Mr. Youngman as partners of Barrett Asset Management, with a draw and a bonus.  The bonus is determined at year-end by the compensation committee, which takes into consideration first and foremost the overall performance of the firm and then the individual contribution of each portfolio manager.  In determining a portfolio manager’s bonus, the compensation committee considers the following criteria with respect to the portfolio manager: assets under management, growth in assets, investment performance (including mutual fund results), research effort and general contribution to the firm.  Barrett Asset Management uses a team-oriented approach to foster a spirit of cooperation and collegiality throughout the professional ranks of the firm so that overall performance of the firm is a reflection of a combined initiative and enterprise.

The sub-section entitled “Portfolio Manager Disclosure – Portfolio Manager Securities Ownership” is revised as follows:

Portfolio Manager Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned of the Fund by each portfolio manager of the Fund, as of August 31, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
E. Wells Beck	None
Robert J. Milnamow	None
John G. Youngman*	None

*	Assets and amounts for Mr. Youngman are as of December 31, 2015.

Please retain this supplement with your Prospectus and SAI.